THE UNION STREET PARTNERS VALUE FUND

a series of
WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated February 15, 2011
To the Fund’s Prospectus as Restated on January 24, 2011

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On February 15, 2011, the Board of Trustees of World Funds Trust (the “Trust”) voted to approve an investment advisory agreement between Union Street Partners, LLC (“Union Street”) and the Trust on behalf of the Union Street Partners Value Fund (the “Fund”) and an investment sub-advisory agreement between Union Street and McGinn Investment Management, Inc., on behalf of the Fund, subject to shareholder approval.

McGinn Investment Management, Inc. (“McGinn”) currently serves as the Fund’s investment adviser and has since the Fund’s commencement of operations on December 13, 2010.  McGinn recently restructured its asset management businesses and approached the Board of Trustees to request that McGinn serve as investment sub-adviser to the Trust and Union Street, an affiliate of McGinn, serve as investment adviser to the Trust.  As noted above, the Board of Trustees approved the agreements necessary to put the new advisory structure into place, subject to shareholder approval.

McGinn and Union Street are affiliated investment advisers.  Mr. Bernard F. McGinn, the Fund’s portfolio manager to the Fund, is a majority shareholder of McGinn and McGinn owns 50% of Union Street.  These proposed changes do not affect the management fee payable by the Fund nor do they affect the investment advisory personnel responsible for managing the Fund’s investments or any other aspect of the Fund’s day-to-day operations.  Mr. McGinn will continue to serve as the portfolio manager to the Fund.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that management agreements, including sub-advisory agreements, be approved by a vote of a majority of the outstanding shares of the Fund.  Therefore, shareholders are being asked to approve the proposed new agreements relating to the Fund.

In early March, shareholders of the Fund will receive a proxy statement soliciting their vote with respect to the proposed investment advisory agreement and sub-advisory agreement.  If approved by shareholders, it is anticipated that these new arrangements will become effective on or about March 31, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE